Exhibit 99.1

News Release

Resolute Holdings Reports Third Quarter 2026 Results

NEW YORK, NY, November 5, 2026 (GLOBE NEWSWIRE) – Resolute Holdings Management, Inc. (“Resolute Holdings”) (NYSE: RHLD), an operating management company responsible for providing management services to the operating businesses of GPGI, Inc. (“GPGI”) (NYSE: GPGI), today reported financial results for its fiscal third quarter ended September 30, 2026. Resolute Holdings reported third quarter earnings per share attributable to common stockholders of $(0.74) compared to ($0.03) in the prior year and Non-GAAP Fee-Related Earnings per share of $0.69 compared to $0.13 in the prior year. The increase in Non-GAAP profitability was driven by the higher fee stream as a result of the execution of the management agreement with Husky Holdings LLC (“Husky Holdings”) in January 2026, along with organic growth in fees from the CompoSecure management agreement.

As a result of the spin-off from GPGI and execution of the management agreement with GPGI Holdings, L.L.C. (“GPGI Holdings”), current GAAP interpretation requires Resolute Holdings to consolidate the financial results of GPGI Holdings (and its subsidiaries, including Husky Holdings). This presentation of financial results does not represent the underlying economics or the positive attributes of Resolute Holdings’ standalone business model, which consist of recurring, long-duration management fees and a relatively fixed expense base. The results of the Resolute Holdings standalone business and associated Non-GAAP Fee-Related Earnings calculation are included below to provide a clear picture of the economic performance of the business directly attributable to shareholders of RHLD.

Resolute Holdings Segment Financial Information (GAAP); Fee-Related Earnings and Fee-Related Earnings Per Share (Non-GAAP) ($ in millions except per share figures)

	Three months	Three months
	ended	ended
	September 30, 2026	September 30, 2025
Management fees	$13.8	$3.7
Operating expenses	4.2	4.0
Income from operations	9.6	(0.3)
Total other income (expense)	(1.4)	0.2
Income (loss) before income taxes	8.2	(0.1)
Income tax (expense)	(14.0)	(0.1)
Net income (loss)	(5.8)	(0.2)
Net income (loss) attributable to non-controlling interest	—	—
Net income (loss) attributable to common stockholders	(5.8)	(0.2)
Net income (loss) per share attributable to common stockholders - diluted	$(0.74)	$(0.03)

Adjustments to reconcile Fee-Related Earnings to net income (loss) attributable to common stockholders:
Add: Equity-based compensation expensed at Resolute Holdings under GPGI Equity Plan (1)	$—	$1.3
Less: Tax impact from consolidation of GPGI Holdings (2)	11.3	—
Net tax impact of pre-tax adjustments (3)	—	—
Fee-Related Earnings	$5.5	$1.1
Fee-Related Earnings per share - diluted	$0.69	$0.13
(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the GPGI, Inc Equity Incentive Plan, as amended (the “GPGI Equity Plan”). Equity granted under the GPGI Equity Plan relates to GPGI Class A Common Stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	The tax impact of treating Resolute Holdings and GPGI Holdings, including Husky Holdings, as a consolidated entity under ASC 740, to arrive at the Resolute Holdings income tax expense if presented on a non-consolidated basis.
(3)	Tax-effect of pre-tax adjustments at a 32.5% estimated effective rate for 2026 and 31% rate for 2025. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the GPGI Equity Plan is expensed for tax purposes at GPGI and not Resolute Holdings.

Exhibit – Structural Relationship & Non-GAAP Financial Summary

Relationship Between RHLD & GPGI

Non-GAAP Financials Best Reflect Underlying Entity Structure and Unique Earnings Streams

Resolute Holdings
(NYSE: RHLD)
Resolute Operating System, M&A, and Capital Allocation
GPGI
(NYSE: GPGI)
Business Unit
CompoSecure
Business Unit
HUSKY
Quarterly Management Fee[1]

Non-GAAP Financials	Non-GAAP Financials
Management Fee from GPGI	**Traditional Operating Results**
Minus: Salaries and Operating Expenses	**Minus:** Management Fee Paid to RHLD
Equals: RHLD Fee-Related Earnings	**Equals: GPGI Operating Earnings**

GPGI is an operating business and RHLD is an asset management firm – Non-GAAP financials capture distinct economics

1. *Diagram simplified. See Resolute Holdings' filings with the SEC. Quarterly Management Fee as defined in each of the Management Agreements with GPGI Holdings, L.L.C. ("GPGI Holdings"), GPGI's direct, wholly owned subsidiary that holds the CompoSecure and Husky businesses (the "CompoSecure Management Agreement"), and Husky Holdings LLC (the "Husky Management Agreement").*

About Resolute Holdings Management, Inc.

Resolute Holdings (NYSE: RHLD) is an alternative asset management platform led by David Cote and Tom Knott that provides operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at managed businesses under GPGI, Inc. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which is designed to create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to Resolute Holdings’ filings with the U.S. Securities and Exchange Commission or please visit www.resoluteholdings.com.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although Resolute Holdings believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, Resolute Holdings cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning Resolute Holdings’ possible or assumed future actions, business strategies, events, or results of operations, and other matters, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect Resolute Holdings’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in Resolute Holdings’ forward-looking statements: risks associated with Resolute Holdings’ businesses, including CompoSecure and Husky, the timing and amount of the management fees payable to Resolute Holdings, including unexpected fluctuations therein due to factors described in GPGI’s public filings or otherwise, risks associated with the implementation of the Resolute Operating System, unexpected market and macroeconomic developments, the ability of Resolute Holdings to grow and manage growth profitably, compete within its industry and attract and retain its key employees, the outcome of any legal proceedings that may be instituted against Resolute Holdings or others, risks associated with our accounting, future exchange and interest rates, taxation and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. Resolute Holdings undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Resolute Holdings believes Fee-Related Earnings and Fee-Related Earnings per share are useful to investors in evaluating Resolute Holdings’ financial performance. Resolute Holdings believes that these non-GAAP financial measures depict the performance of the business and underlying economics attributable to Resolute Holdings common stockholders by removing the effect of consolidating the results of Resolute Holdings’ managed companies including the tax impacts thereof. Fee-Related Earnings and Fee-Related Earnings per share should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from Fee-Related Earnings and Fee-Related Earnings per share are significant components in understanding and assessing Resolute Holdings’ financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income, net income per share, or any other performance measures derived in accordance with U.S. GAAP and may be different from similarly titled non-GAAP measures used by other companies.

For investor inquiries, please contact:

Resolute Holdings

(212) 256-8405

info@resoluteholdings.com

Consolidated Balance Sheets

Resolute Holdings Management, Inc.

($ in millions, except par value and share amounts)

	September 30,	December 31,
	2026	2025
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$175.7	$161.4
Short-term investments	—	44.1
Accounts receivable, net	321.3	44.2
Inventories, net	338.4	44.2
Income tax receivable	7.4	0.2
Deferred tax asset	26.4	—
Prepaid expenses and other current assets	35.0	3.4
Total current assets	904.2	297.5

Property and equipment, net	563.2	21.6
Goodwill	2,919.7	—
Intangible assets, net	1,698.9	1.9
Right of use assets, net	68.7	9.9
Deferred tax asset	23.5	0.2
Other long-term assets	14.0	1.6
Total assets	$6,192.2	$332.7

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$100.6	$11.9
Accrued expenses	248.1	48.4
Deferred revenue	201.1	—
Income tax payable	46.8	0.1
Current portion of long-term debt	25.5	15.0
Current portion of lease liabilities – operating leases	14.4	2.2
Other current liabilities	4.9	—
Total current liabilities	641.4	77.6

Income tax payable	21.8	—
Long-term debt, net of deferred financing costs	2,124.1	169.1
Deferred tax liability	209.4	—
Lease liabilities, operating leases	53.8	8.3
Other long-term liabilities, net	21.9	—
Total liabilities	3,072.4	255.0

Preferred stock, $0.0001 par value; 100,000,000 shares authorized, 0 shares issued and outstanding	—	—
Common stock, $0.0001 par value; 1,000,000,000 shares authorized, 7,819,595 and 8,500,694 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively.	—	—
Additional paid-in capital	19.6	18.9
Retained earnings (accumulated deficit)	35.0	(8.3)
Treasury stock	(93.0)	(4.1)
Total stockholders' equity (deficit)	(38.4)	6.5
Non-controlling interest	3,158.2	71.2
Total equity (deficit)	3,119.8	77.7
Total liabilities and stockholders' equity (deficit)	$6,192.2	$332.7

Consolidated Statements of Operations

Resolute Holdings Management, Inc.

($ in millions, except share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2026	2025	2026	2025
Net sales	$509.6	$120.9	$1,390.6	$344.3
Cost of sales	300.7	49.6	861.1	149.6
Gross profit	208.9	71.3	529.5	194.7
Operating expenses:
Selling, general and administrative expenses	90.4	29.9	381.5	87.0
Income (loss) from operations	118.5	41.4	148.0	107.7

Other income (expense):
Interest income	0.4	1.7	0.9	4.1
Interest expense	(33.9)	(3.6)	(98.2)	(10.6)
Gain (loss) on debt extinguishment	—	—	(10.6)	—
Total other income (expense), net	(33.5)	(1.9)	(107.9)	(6.5)
Income (loss) before income taxes	85.0	39.5	40.1	101.2
Income tax benefit (expense)	(16.0)	(0.1)	(9.0)	(0.9)
Net income (loss)	$69.0	$39.4	$31.1	$100.3

Net income (loss) attributable to non-controlling interest	74.8	39.6	(12.2)	104.5

Net income (loss) attributable to common stockholders	$(5.8)	$(0.2)	$43.3	$(4.2)

Net income (loss) per share attributable common stockholders:
Basic	$(0.74)	$(0.03)	$5.33	$(0.49)
Diluted	$(0.74)	$(0.03)	$5.28	$(0.49)

Weighted average shares:
Basic	7,819,626	8,525,998	8,125,727	8,525,998
Diluted	7,819,626	8,525,998	8,206,611	8,525,998

Consolidated Statements of Cash Flows

Resolute Holdings Management, Inc.

($ in millions)

	Nine months ended September 30,
	2026	2025

Cash flows from operating activities:
Net income (loss)	$31.1	$100.3
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	156.2	6.9
Equity-based compensation expense	8.6	19.5
Fair value inventory step-up	23.6	—
Amortization of deferred financing costs	2.6	0.5
Non-cash operating lease expense	12.9	2.0
Non-cash interest	—	(0.7)
Loss on debt extinguishment	(29.9)	—
Deferred tax (benefit) expense	(21.4)	—
Unrealized foreign exchange loss (gain)	(3.9)	—
Other	2.2	—
Changes in assets and liabilities
Accounts receivable, net	(7.9)	(16.7)
Inventories, net	(38.8)	1.1
Taxes receivable	(3.5)	—
Prepaid expenses and other assets	10.0	(0.6)
Accounts payable	(14.1)	7.2
Accrued expenses	(91.2)	8.8
Deferred revenue	40.7	—
Income tax payable	14.1	0.5
Lease liabilities	(11.6)	(1.9)
Other liabilities	—	(0.2)
Net cash provided by (used in) operating activities	79.7	126.7

Cash flows from investing activities:
Purchase of property and equipment	(28.3)	(2.6)
Proceeds from sale of property and equipment and intangible assets	0.3	—
Capitalized software costs	(11.1)	(1.5)
Cash used for acquisition, net of acquired cash	(665.2)	—
Purchases of short-term investments	—	(52.0)
Maturities of short-term investments	41.1	3.0
Sales of short-term investments	3.0	—
Net cash provided by (used in) investing activities	(660.2)	(53.1)

Cash flows from financing activities:
Repayment of debt, inclusive of fees	(3,408.3)	(7.5)
Proceeds from issuance of long-term debt, net of discounts	2,623.5	—
Repayment of preference share capital	(457.4)	—
Contributions to GPGI Holdings by GPGI	2,120.4	—
Contribution by GPGI Holdings	—	11.9
Contribution to Resolute Holdings	—	(11.9)
Payments for taxes related to net share settlement of GPGI equity awards	(26.8)	(17.9)
Distributions to GPGI Holdings' members	(133.2)	(21.6)
Share repurchases	(88.9)	—
Debt issuance costs	(38.3)	—
Net cash provided by (used in) financing activities	591.0	(47.0)
Effect of exchange rate changes on cash and cash equivalents	3.8	—
Net increase (decrease) in cash and cash equivalents	14.3	26.6
Cash and cash equivalents, beginning of period	161.4	71.6
Cash and cash equivalents, end of period	$175.7	$98.2

Supplementary disclosure of cash flow information:
Cash paid for interest expense	$81.1	$9.9
Cash paid for income taxes	$17.2	$0.2
Supplemental disclosure of non-cash financing activities:
Equity contribution from GPGI for acquisition using GPGI Class A Common Stock	$1,143.0	$—
Equity used for acquisition	$(1,143.0)	$—
Consolidation of GPGI Holdings net assets (liabilities), excluding cash, from execution of CompoSecure Management Agreement	$—	$(98.5)
Operating lease right of use assets exchanged for lease liabilities	$38.8	$5.3
Derivative asset - interest rate swap	$—	$(2.1)
Recognition of non-cash interest carryforward to GPGI (per section 163j)	$5.3	$—

Segment Statements of Operations and Non-GAAP Reconciliations

Resolute Holdings Management, Inc.

($ in millions, except share and per share amounts)

	Three months ended				Nine months ended
	September 30, 2026				September 30, 2026
	($ in millions except share and per share figures)				($ in millions except share and per share figures)
	Resolute	GPGI	Intercompany/		Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
Management fees	$13.8	$—	$(13.8)	$—	$40.3	$—	$(40.3)	$—
Product sales	—	509.6	—	509.6	—	1,390.6	—	1,390.6
Net sales	13.8	509.6	(13.8)	509.6	40.3	1,390.6	(40.3)	1,390.6
Cost of sales	—	300.7	—	300.7	—	861.1	—	861.1
Gross profit	13.8	208.9	(13.8)	208.9	40.3	529.5	(40.3)	529.5
Total operating expenses	4.2	100.0	(13.8)	90.4	12.8	409.0	(40.3)	381.5
Income from operations	9.6	108.9	—	118.5	27.5	120.5	—	148.0
Total other income (expense)	(1.4)	(32.1)	—	(33.5)	(2.5)	(105.4)	—	(107.9)
Income (loss) before income taxes	8.2	76.8	—	85.0	25.0	15.1	—	40.1
Income tax (expense)	(14.0)	(2.0)	—	(16.0)	18.3	(27.3)	—	(9.0)
Net income (loss)	(5.8)	74.8	—	69.0	43.3	(12.2)	—	31.1
Net income (loss) attributable to non-controlling interest	—	74.8	—	74.8	—	(12.2)	—	(12.2)
Net income (loss) attributable to common stockholders	$(5.8)	$—	$—	$(5.8)	$43.3	$(0.0)	$—	$43.3
Net income (loss) per share attributable to common stockholders - diluted	$(0.74)			$(0.74)	$5.28			$5.28
Add: Equity-based compensation expensed at Resolute Holdings under GPGI Equity Plan (1)	$—			$—	$0.2			$0.2
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	—			—	—			—
Add: Spin-Off costs (3)	—			—	—			—
Less: Tax impact from consolidation of GPGI Holdings (4)	11.3			11.3	(26.5)			(26.5)
Net tax impact of pre-tax adjustments (5)	—			—	—			—
Fee-Related Earnings	$5.5			$5.5	$17.0			$17.0
Fee-Related Earnings per share - diluted	$0.69			$0.69	$2.08			$2.08

Diluted weighted average shares used to compute:
Net income (loss) per share attributable to common stockholders	7,819,626			7,819,626	8,206,611			8,206,611
Fee-Related Earnings per share	7,898,548			7,898,548	8,206,611			8,206,611

	Three months ended				Nine months ended
	September 30, 2025				September 30, 2025
	($ in millions except share and per share figures)				($ in millions except share and per share figures)
	Resolute	GPGI	Intercompany/		Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
Management fees	$3.7	$—	$(3.7)	$—	$8.2	$—	$(8.2)	$—
Product sales	—	120.9	—	120.9	—	344.3	—	344.3
Net sales	3.7	120.9	(3.7)	120.9	8.2	344.3	(8.2)	344.3
Cost of sales	—	49.6	—	49.6	—	149.6	—	149.6
Gross profit	3.7	71.3	(3.7)	71.3	8.2	194.7	(8.2)	194.7
Total operating expenses	4.0	29.6	(3.7)	29.9	11.6	85.4	(10.0)	87.0
Income from operations	(0.3)	41.7	—	41.4	(3.4)	109.3	1.8	107.7
Total other income (expense)	0.2	(2.1)	—	(1.9)	0.1	(6.6)	—	(6.5)
Income (loss) before income taxes	(0.1)	39.6	—	39.5	(3.3)	102.7	1.8	101.2
Income tax (expense)	(0.1)	—	—	(0.1)	(0.9)	—	—	(0.9)
Net income (loss)	(0.2)	39.6	—	39.4	(4.2)	102.7	1.8	100.3
Net income (loss) attributable to non-controlling interest	—	39.6	—	39.6	—	102.7	1.8	104.5
Net income (loss) attributable to common stockholders	$(0.2)	$—	$—	$(0.2)	$(4.2)	$—	$—	$(4.2)
Net income (loss) per share attributable to common stockholders - diluted	$(0.03)			$(0.03)	$(0.49)			$(0.49)
Add: Equity-based compensation expensed at Resolute Holdings under GPGI Equity Plan (1)	$1.3			$1.3	$3.8			$3.8
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	—			—	2.0			2.0
Add: Spin-Off costs (3)	—			—	0.3			0.3
Less: Tax impact from consolidation of GPGI Holdings (4)	—			—	—			—
Net tax impact of pre-tax adjustments (5)	—			—	(0.7)			(0.7)
Fee-Related Earnings	$1.1			$1.1	$1.2			$1.2
Fee-Related Earnings per share - diluted	$0.13			$0.13	$0.14			$0.14

Diluted weighted average shares used to compute:
Net income (loss) per share attributable to common stockholders	8,525,998			8,525,998	8,525,998			8,525,998
Fee-Related Earnings per share	8,555,942			8,555,942	8,536,259			8,536,259

(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the GPGI, Inc Equity Incentive Plan, as amended (the “GPGI Equity Plan”). Equity granted under the GPGI Equity Plan relates to GPGI Class A Common Stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from GPGI.
(4)	The tax impact of treating Resolute Holdings and GPGI Holdings, including Husky Holdings, as a consolidated entity under ASC 740, to arrive at the Resolute Holdings income tax expense if presented on a non-consolidated basis.
(5)	Tax-effect of pre-tax adjustments at a 32.5% estimated effective rate for 2026 and 31% rate for 2025. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the GPGI Equity Plan is expensed for tax purposes at GPGI and not Resolute Holdings.

Additional Information

Segment Balance Sheets

Resolute Holdings Management, Inc.

($ in millions)

	September 30, 2026				December 31, 2025
	($ in millions)				($ in millions)
	Resolute	GPGI	Intercompany/		Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5.4	$170.3	$—	$175.7	$4.4	$157.0	$—	$161.4
Short-term investments	—	—	—	—	3.1	41.0	—	44.1
Accounts receivable, net	13.8	321.3	(13.8)	321.3	4.0	44.2	(4.0)	44.2
Inventories, net	—	338.4	—	338.4	—	44.2	—	44.2
Income tax receivable	0.4	7.0	—	7.4	0.2	—	—	0.2
Deferred tax asset	26.4	—	—	26.4	—	—	—	—
Prepaid expenses and other current assets	0.3	34.7	—	35.0	0.2	3.2	—	3.4
Total current assets	46.3	871.7	(13.8)	904.2	11.9	289.6	(4.0)	297.5

Property and equipment, net	—	563.2	—	563.2	—	21.6	—	21.6
Goodwill	—	2,919.7	—	2,919.7	—	—	—	—
Intangible assets, net	—	1,698.9	—	1,698.9	—	1.9	—	1.9
Right of use assets, net	1.1	67.6	—	68.7	1.0	8.9	—	9.9
Deferred tax asset	0.2	23.3	—	23.5	0.2	—	—	0.2
Other long-term assets	—	14.0	—	14.0	—	1.6	—	1.6
Total assets	47.6	6,158.4	(13.8)	6,192.2	13.1	323.6	(4.0)	332.7

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	—	100.5	0.1	100.6	—	11.8	0.1	11.9
Accrued expenses	6.7	255.2	(13.8)	248.1	5.4	47.0	(4.0)	48.4
Deferred revenue	—	201.1	—	201.1	—	—	—	—
Income tax payable	—	46.8	—	46.8	0.1	—	—	0.1
Current portion of long-term debt	13.5	12.0	—	25.5	—	15.0	—	15.0
Current portion of lease liabilities – operating leases	0.1	14.3	—	14.4	0.1	2.1	—	2.2
Other current liabilities	—	4.9	—	4.9	—	—	—	—
Total current liabilities	20.3	634.8	(13.7)	641.4	5.6	75.9	(3.9)	77.6

Income tax payable	—	21.8	—	21.8	—	—	—	—
Long-term debt, net of deferred financing costs	64.6	2,059.5	—	2,124.1	—	169.1	—	169.1
Deferred tax liability	—	209.4	—	209.4	—	—	—	—
Lease liabilities, operating leases	1.1	52.7	—	53.8	1.0	7.3	—	8.3
Other long-term liabilities, net	—	21.9	—	21.9	—	—	—	—
Total liabilities	86.0	3,000.1	(13.7)	3,072.4	6.6	252.3	(3.9)	255.0

Additional paid-in capital	19.6	—	—	19.6	18.9	—	—	18.9
Retained earnings (accumulated deficit)	35.0	—	—	35.0	(8.3)	—	—	(8.3)
Treasury stock	(93.0)	—	—	(93.0)	(4.1)	—	—	(4.1)
Total stockholders' equity (deficit)	(38.4)	—	—	(38.4)	6.5	—	—	6.5
Non-controlling interest	—	3,158.3	(0.1)	3,158.2	—	71.3	(0.1)	71.2
Total equity (deficit)	(38.4)	3,158.3	(0.1)	3,119.8	6.5	71.3	(0.1)	77.7
Total liabilities and stockholders' equity (deficit)	$47.6	$6,158.4	$(13.8)	$6,192.2	$13.1	$323.6	$(4.0)	$332.7